SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into as of the date of its acceptance by New Generation Biofuels Holdings, Inc., a Florida corporation (the “Company”), set forth below (the “Effective Date”), by and between the Company and the subscriber set forth on the signature page hereto (the “Subscriber”).

RECITALS

WHEREAS, the Company desires to offer (the “Offering”) up to 3,000,000 shares (the “Shares”) of common stock of the Company, $0.001 par value per share (the “Common Stock”) and warrants (the “Warrants”, in the form attached hereto as Exhibit A) to purchase up to 3,000,000 shares of Common Stock, to be sold in units (the “Units”), at a negotiated price per unit equal to the closing price of the Company’s common stock on the Nasdaq Capital Market on the Pricing Date (as defined herein) (the “Unit Price”), with each unit consisting of: (i) one share of our common stock and (ii) a Warrant to purchase one share of our common stock at an exercise price of $0.90 per share;

WHEREAS, the Company desires to offer each Subscriber in the Offering the option to purchase additional Units (the “Option Units”) consisting of shares of Common Stock (the “Option Shares”) and Warrants (the “Option Warrants”) at the Unit Price during a defined exercise period, as specified herein;

WHEREAS, the Company desires to issue and sell to the Subscriber the Units set forth on the signature page hereof; and

WHEREAS, in connection with the Offering the Company or its agents have provided to Subscriber a copy of the Company’s Confidential Private Placement Memorandum dated January 27, 2010 (together with the appendices, exhibits and attachments thereto, the “Private Placement Memorandum”), which provides certain material disclosures in connection with the Offering.

WHEREAS, as part of the Offering, the Company will agree to register for resale with the Securities and Exchange Commission (“SEC”) the Shares and the Option Shares by filing a resale registration statement (the “Registration Statement”), pursuant to the registration rights agreement in the form attached to the Private Placement Memorandum thereto (the “Registration Rights Agreement”).

AGREEMENT

NOW THEREFORE, based upon the premises and mutual promises set forth below, the parties agree as follows:

1.           Subscription for Units; Terms of the Offering.

1.1.           Subscription and Issuance of the Units.  Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the Units at the Unit Price and for the aggregate purchase price set forth on the signature page hereof (the “Purchase Price”).  The Purchase Price is payable by wire transfer (in accordance with the wire transfer instructions set forth in the Private Placement Memorandum) of immediately available funds delivered at the Closing (as defined below).

1.2.           Subscription Period.  The Company may, in its sole discretion, continue to accept subscriptions until the Closing Date (as defined below).

1.3.           Right to Reject.  The Company reserves the right to reject this subscription in whole or in part or terminate the Offering in its sole and absolute discretion.  If Subscriber’s subscription is rejected in whole, or the Offering is terminated without a Closing occurring, all funds received from the Subscriber will be promptly returned without interest, penalty, expense or deduction, and this Agreement shall thereafter be of no further force or effect.  If Subscriber’s subscription is rejected in part, the funds for the rejected portion of such subscription will be promptly returned without interest, penalty, expense or deduction and this Agreement will continue in full force and effect to the extent such subscription was accepted.

1.4           Option.  If the Company accepts this subscription in whole or in part, the Subscriber will have an option to purchase Option Units.  Subject to Nasdaq listing approval and determination that shareholder approval is not required for the issuance of Option Units, the Option Units will be in an amount not exceeding the number of Units purchased, at the Unit Price during an exercise period (the “Option Exercise Period”) commencing on the Closing Date until thirty (30) calendar days after the Registration Statement is declared effective by the SEC (the “Option”).  The Option Warrants will have the same exercise price, terms and conditions as the Warrants issued as part of the Units in the Offering, except that the date of issuance shall be the date that the Option is exercised.  Subscribers may exercise the Option by submitting the Option Election Form, attached hereto as Exhibit C, and following the instructions specified therein.

1.5           Price Protection.  If at any time prior to six (6) months after the Registration Statement is declared effective by the SEC, the Company issues Further Shares of Common Stock in a “Financing Transaction” (as defined herein) with a Purchase Price less than the Unit Price or issues Additional Convertible Securities with a Conversion Price less than the Unit Price (the “Additional Equity Securities”), then the Company will issue additional shares of Common Stock to each Subscriber in the Offering so that the aggregate number of shares received by the Subscriber (including shares issued in the Offering and all additional shares issued pursuant to these anti-dilution provisions) is equal to the number of shares of Common Stock that such Subscriber would have received if the same dollar amount had been invested at the Purchase Price of the Additional Equity Securities, provided, however, that the maximum number of shares that may be issued by the Company under this provision, after taking into account all Shares and Option Shares that may be issued under this Agreement, will be subject to any Nasdaq Limitation. If the Nasdaq Limitation limits the Company from issuing all of the shares otherwise issuable to Subscribers, such shares shall be issued pro rata among Subscribers based on the dollar amount invested in the Offering.   Any fractional share will be rounded down to the nearest whole share.

2.           Closing.

2.1.           Pricing and Closing.  The pricing shall take place on a date established by the Company by notice to all investors which as of such date had submitted subscriptions that are being accepted by the Company (“Pricing Date”).  The closing of the transactions contemplated hereby (the “Closing”) shall take place on the date established by the Company, which is intended to commence on the first business day after the Pricing Date and notice thereof (the “Closing Date”).  The Closing shall occur at such place as determined by the Company.

2.2.           Termination of Offering.  All payments will be held by the Company until the Company declares the Closing effective or terminates the Offering.  The Offering will be terminated if either (i) the Closing does not become effective on or prior to February 16, 2010, or (ii) the Company elects to terminate the Offering.  If the Offering is terminated, the Company will return any payments received, without interest, to the Subscribers.

3.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Subscriber that the following representations and warranties shall be true immediately prior to the Closing:

3.1.           Organization; Good Standing; Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Florida and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the consolidated financial condition or results of operations of the Company.

3.2.           Capitalization.  The capitalization of the Company is as described in the Company’s filings with the SEC (other than shares issued upon the exercise of outstanding options or as employee compensation or upon conversion of outstanding preferred stock described in the Company’s SEC filings).  All of the issued and outstanding capital stock or equity interests of the Company’s subsidiaries are owned by the Company.

3.3.           Authorization.  The Company’s board of directors has taken all corporate action required to be taken to authorize the Company to enter into this Agreement, the Registration Rights Agreement and to issue the Securities.  This Agreement and the Registration Rights Agreement when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and public policy limitations on the enforcement of indemnification for violations of securities laws.

3.4.           Valid Issuance of Securities.  The Securities, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, and the shares of Common Stock issuable upon exercise of the Warrants will be duly authorized, validly issued, fully paid and non-assessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

3.5.           SEC Documents, Financial Statements.

  (a)           True and complete copies of all documents filed by the Company with the SEC and incorporated by reference into the Private Placement Memorandum (the “Incorporated SEC Documents”) are publicly available on the SEC EDGAR database (www.sec.gov).  As of their respective filing dates, the Incorporated SEC Documents complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Securities Act of 1933, as amended (the “Securities Act”), and each of the Incorporated SEC Documents was timely filed.  To the Company’s knowledge, as of the date hereof, none of the Incorporated SEC Documents is subject to ongoing SEC review or outstanding SEC comment.  Each of the Incorporated SEC Documents, as of the date it was filed with the SEC, did not contain any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected, supplemented or superseded by a subsequently filed Incorporated SEC Document.

  (b)           The financial statements of the Company, including the notes thereto, included in the Incorporated SEC Documents (the “Company Financial Statements”) (i) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) have been prepared in accordance with GAAP applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements, included in Quarterly Reports on Form 10-Q, as permitted by Form 10-Q of the SEC); and (iii) present fairly in all material respects the consolidated financial condition and results of operations of the Company as of the respective dates and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments).

3.6.           Absence of Undisclosed Liabilities.  The Company has no material liabilities except (i) liabilities provided for or reserved against in the Company Financial Statements, (ii) liabilities disclosed in the Private Placement Memorandum, and (iii) liabilities arising in the ordinary course of business consistent with past practice since September 30, 2009.

4.           Representations and Warranties of the Subscriber.  The Subscriber hereby acknowledges, agrees with and represents and warrants to the Company as follows:

4.1.           Authorization.  The Subscriber has full power and authority to enter into this Agreement and the Registration Rights Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement and the Registration Rights Agreement constitutes a valid and legally binding obligation of the Subscriber.

4.2.           Securities Exemption.  The Subscriber acknowledges his, her or its understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”).  In furtherance thereof, the Subscriber represents and warrants to the Company as follows:

  (a)           The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The Subscriber does not have any such intention.

  (b)           The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Securities.

  (c)           The Subscriber has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for their current needs and contingencies, and has no need for liquidity with respect to the investment in the Company.

  (d)           The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received this Agreement, together with the Private Placement Memorandum, and all other documents provided by the Company pursuant to the requests of the Subscriber or its Advisors, if any, and have carefully reviewed them and they understand the information contained therein, prior to the execution of this Agreement.

  (e)           The Subscriber (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities.  If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

4.3.           Investor Questionnaire.  The information in the Investor Questionnaire completed and executed by the Subscriber in the form attached as Exhibit B hereto (the “Investor Questionnaire”) is true and accurate in all respects, and the Subscriber is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

4.4.           Restricted Securities.  The Subscriber represents, warrants and agrees that he, she or it will not sell or otherwise transfer any securities issued hereunder (the “Securities”)  without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of his, her or its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.  The Subscriber also understands that, except as otherwise provided in the Registration Rights Agreement, the Company is under no obligation to register the Securities on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws.  The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

4.5.           Reliance on Representations.  No representations or warranties have been made to the Subscriber by the Company, or any of their respective officers, employees, agents, sub-agents, affiliates or subsidiaries, other than any representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained herein.

4.6.           Investment Risk.  The Subscriber understands and acknowledges that his, her or its purchase of the Securities is a speculative investment that involves a high degree of risk and the potential loss of their entire investment and has carefully read and considered the matters set forth in the Private Placement Memorandum and in the Incorporated SEC Documents and in particular the matters under the caption “Risk Factors” therein, and, in particular, acknowledges that the Company has a limited operating history and is engaged in a highly competitive business.

4.7.           Commitment to Investments.  The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

4.8.           Legend.  The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S.  SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

4.10.         Status of Securities.  Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of any information provided by the Company to the Subscriber or its Advisors.  Neither this Agreement nor any of such information has been reviewed by any federal, state or other regulatory authority.

4.11.         Disclosure of Information.  The Subscriber and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and his, her or its Advisors, if any.  The Subscriber is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the internet, in connection with the offering and sale of the Securities and is not subscribing for Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.  To the extent that the Subscriber has received any non-public information which the Company identifies as likely to be material, the Subscriber acknowledges that they must keep such information confidential and may not trade in the Company’s securities until the Company has filed its annual report on Form 10-K for the fiscal year ended December 31, 2009.

4.12.         No Claim.  The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

4.13.         Forward-Looking Statements.  The Subscriber acknowledges that any estimates or forward-looking statements or projections included in the information provided by the Company, were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or such management and should not be relied upon.

4.14.         No Inconsistent Information.  No oral or written representations have been made, or oral or written information furnished, to the Subscriber or his, her or its Advisors, if any, in connection with the offering of the Shares which are in any way inconsistent with the information contained herein or in the Memorandum.

4.15.         ERISA.  (For ERISA plans only) The fiduciary of the Employee Retirement Income Security Act of 1974 (“ERISA”) plan (the “Plan”) represents that such fiduciary has been informed of an understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  The Subscriber or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of their respective affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

5.           Insider Trading Prohibition; Indemnity.

5.1.           Insider Trading.  Until the filing by the Company of a current report on Form 8-K with the SEC describing the Offering, the Subscriber hereby agrees to (i) refrain from (A) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (B) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company and (ii) indemnify and hold harmless the Company, and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 5 by the Subscriber.

5.2.           Indemnity.  The Subscriber agrees to indemnify and hold harmless the Company and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Subscriber, or the Subscriber’s breach of, or failure to comply with, any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to the Company, a finder and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing in connection with the Offering.

6.           Notices to Subscribers.

  (a)           THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT OR ANY INFORMATION PROVIDED IN CONNECTION HEREWITH.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

  (b)           THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

7.            Certain Definitions.

“Further Shares of Common Stock” means shares of Common Stock issued by the Company in a Financing Transaction, which for the avoidance of doubt shall not include shares of Common Stock issued or issuable:

(A)          by reason of a dividend, stock split or other distribution;

(B)          as Employee Awards;

(C)          upon exercise of options or warrants or other rights to purchase Common Stock or upon conversion of Additional Convertible Securities;

(D)          to holders of shares of any class of preferred stock as a result of the application of anti-dilution provisions applicable to such shares;

(E)          as a penalty for failure to effect registration or similar action.

“Nasdaq Limitation“ means the total number of shares of Common Stock issued to all investors in the Offering as Shares, Option Shares, shares issuable upon the exercise of Warrants or shares issuable pursuant to price protection provisions of this Agreement shall not exceed the maximum number that may be issued under the listing rules of the Nasdaq Capital Market without requiring the Company to obtain shareholder approval.

“Purchase Price” means, for shares of Common Stock, the price per share for which Common Stock is issued in a Financing Transaction, determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for such shares of Common Stock, by (ii) the number of shares of Common Stock issued in such transaction (and in the case where more than one security is issued for a specified aggregate consideration, the entire consideration shall be allocable to the shares of Common Stock).

“Financing Transaction” means a transaction commenced after the Closing Date that provides financing to the Company in the amount of $1,000,000 or more in cash, excluding transactions in which (i) the only investors have, or following such transaction will have, substantive business relationships with the Company other than the ownership of securities of the Company or its subsidiaries, and (ii) the consideration received by the Company does not consist solely of cash.  For the avoidance of doubt, transactions such as joint ventures, arrangements with the licensor of our proprietary technology, arrangements with customers or suppliers, acquisitions of property, loan transactions with commercial lenders, Shares Acquired from an Affiliate/Partner and the like where raising financing is not the primary purpose of the transaction (as evidenced by a reasonable determination of the Board of Directors of the Company) shall not be considered Financing Transactions.

“Shares Acquired from an Affiliate/Partner” means (i) shares which were acquired from any affiliate of the Company (which for this purpose shall include any holder of 10% or more of the Common Stock or other voting stock of the Company) or any strategic partner of the Company, or (ii) an equivalent number of shares of Common Stock issued or reserved for issuance where either all or part of the proceeds of such shares are used to acquire shares from any affiliate or any strategic partner of the Company or an equivalent number of treasury shares acquired from any affiliate or any strategic partner of the Company are retired substantially concurrently with or as an offset to such issuance or reservation of Common Stock.

“Employee Awards” are defined as grants of shares of Common Stock or convertible securities (either restricted or unrestricted), options to subscribe for, purchase or otherwise acquire Common Stock or convertible securities, or other equity or equity-like rights granted or issued by the Company to employees, officers, directors, consultants or advisors of the Company or any subsidiary pursuant to a plan or other arrangement adopted by the Board of Directors of the Company, contemplating (in the case of grants with an exercise price) that such grants generally would be made with exercise prices at least equal to fair market value as determined by the Board of Directors of the Company or the compensation committee thereof.

“Additional Convertible Securities” means evidence of indebtedness, preferred stock or other securities directly or indirectly convertible into or exchangeable for Common Stock, but not including warrants or options or other rights to purchase Common Stock, which Additional Convertible Securities are issued by the Company in a Financing Transaction, which for the avoidance of doubt shall not include Additional Convertible Securities issued or issuable as Employee Awards.

“Conversion Price” means, for any Additional Convertible Securities, the price per share for which Common Stock is issuable upon conversion or exchange of such Additional Convertible Securities, determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Additional Convertible Securities, plus the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Additional Convertible Securities (and in the case where more than one security is issued for a specified aggregate consideration, the entire consideration shall be allocable to the Additional Convertible Securities).

8.            Miscellaneous Provisions.

8.1.           Modification.  Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

8.2.           Survival.  The Subscriber’s representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, the delivery of the Securities and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Subscribers, their Advisors or the Company, as the case may be.

8.3.           Notices.  Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at New Generation Biofuels Holdings, Inc., 5850 Waterloo Road, Suite 140, Columbia, MD 21045 (fax: (443) 638-0277), Attention: Cary J. Claiborne, Chief Executive Officer, or such other address or facsimile number as shall have been furnished to the party giving or making such notice, demand or delivery using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient.  Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

8.4.           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

8.5.           Assignability.  This Agreement is not transferable or assignable by the Subscriber.

8.6.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.7.           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

8.8.           Interpretation.  The headings and captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no caption or heading had been used herein or therein.  Each defined term used in this Agreement shall have a comparable meaning when used in its plural or singular form.  The use of the word “including” herein shall mean “including without limitation.” The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

8.9.           No Third-Party Beneficiaries.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity other than the parties hereto and their respective permitted successors and assigns any rights or remedies under or by reason of this Agreement.

8.10.         Entire Agreement.  This Agreement and the documents referred to herein, together with all the Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

8.11.         Further Assurances.  The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

8.12.         Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdictions other than the State of New York.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on _________________, 2010.

___________________________  x   $_____ for each Unit               = $                                                      .
Number of Units Subscribed For                                                              Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	______	Individual	7.	______	Trust/Estate/Pension or Profit Sharing
					Plan Date Opened:
2.	______	Joint Tenants with Right of Survivorship	8.	______	As a Custodian for __________________________
					Under the Uniform Gift to Minors Act of the State of __________________________
3.	______	Community Property	9.	______	Married with Separate Property
4.	______	Tenants in Common	10.	______	Keogh
5.		Corporation/Partnership/	11.	______	Tenants by the Entirety
		Limited Liability Company

6.	______	IRA

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.

INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 15.

SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGES 16- 17.

ALL SUBSCRIBERS MUST ALSO COMPLETE AND
EXECUTE THE INVESTOR QUESTIONNAIRE
ATTACHED AS EXHIBIT B.

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Address: Number and Street	Address: Number and Street

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Purchaser)

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:

Federal Taxpayer Identification Number:

_______________________________________________
Office Address
_______________________________________________
City, State and Zip Code
_______________________________________________
Telephone Number
_______________________________________________
Fax Number (if available)
_______________________________________________
E-Mail (if available)

Type of entity (e.g., corporation, trust, limited partnership, general partnership IRA Trust, Pension or Profit Sharing Plan or Trust):_______________________________________________

Date of formation or incorporation:

Whether the Subscriber was organized for the specific purpose of acquiring securities of New Generation Biofuels Holdings, Inc.:

Yes ______     No______

Each individual authorized to execute documents on behalf of the Subscriber in connection with this investment:

Name:	____________________________	Name:	____________________________

Title:	____________________________	Title:	____________________________

The Subscribers state of formation or incorporation: _______

The business of the entity:

Certain Subscribers must provide the following information:

(A)
Corporations MUST provide the articles of incorporation, by-laws, good standing certificate and corporate resolution authorizing the purchase of shares and authorizing the person(s) signing the subscription documents to do so.  All the documents must be certified by the Secretary or Assistant Secretary of the corporation as being true and correct copies thereof and in full force and effect.

(B)	Partnerships MUST provide a copy of the partnership agreement showing the date of formation and giving evidence of the authority of the person(s) signing the subscription documents to do so.

(C)	Trusts MUST provide a copy of the trust agreement showing the date of formation and giving evidence of the authority of the person(s) signing the subscription documents to do so.

(D)
Limited Liability Companies and similar organizations MUST provide their organizational document, operating agreement, good standing certificate and evidence of authorization for the purchase of shares the person(s) signing the subscription documents to do so.  All the documents must be certified by an appropriate officer of the organization as being true and correct copies thereof in full force and effect.

By:
Name:
Title:

ACCEPTED_______________, 2010

NEW GENERATION BIOFUELS HOLDINGS, INC.

By:
Name:
Title:

Subscription Agreement Company Signature Page

Exhibit A

FORM OF WARRANT

A-1

Exhibit B

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you and return this Investor Questionnaire to New Generation Biofuels Holdings, Inc., 5850 Waterloo Road, Suite 140, Columbia, MD 21045, Attention: Cary J. Claiborne, Chief Executive Officer.

☐	You are

(i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”),

(ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity,

(iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”),

(iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”),

(vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act,

(vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended,

(viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or

(ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and

(1) the decision that you shall subscribe for and purchase Securities, is made by a plan fiduciary, as defined in Section 3(2 1) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser,

(2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or

(3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors.

B-1

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐
You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Securities and with total assets in excess of $5,000,000.

☐	You are a director or executive officer of New Generation Biofuels Holdings Inc.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Securities.

☐
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐
You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose subscription for and purchase of the Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Shares of the Company.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser (Entities please	Signature of Co-Purchaser
provide signature of Purchaser’s duly
authorized signatory.)

Name of Signatory (Entities only)

Title of Signatory (Entities only)

B-2

Exhibit C

OPTION ELECTION FORM

(to be executed only after acceptance of initial subscription)

To:
NEW GENERATION BIOFUELS HOLDINGS, INC.
5850 Waterloo Road, Suite 140
Columbia, MD 21045
Fax: (443) 638-0277
Attn: Cary J. Claiborne, Chief Executive Officer
Or such other address/facsimile as notified by the Company to the subscriber.

(1) The undersigned hereby elects to exercise the Option to purchase _______ shares of Common Stock of the Company (the “Option Shares”) and warrants (the “Warrants”, in the form attached hereto as Exhibit A to the Subscription Agreement), to be sold in units (the “Units”), with each unit consisting of: (i) one share of Common Stock and (ii) a Warrant to purchase one share of Common Stock at an exercise price of $0.90 per share, at the Unit Price and on the other terms set forth in the Subscription Agreement between the Subscriber and the Company (the “Subscription Agreement”) and the Company’s Private Placement Memorandum, dated January 27, 2010. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Subscription Agreement.

(2) The undersigned tenders herewith payment of the purchase price in full, payment of which shall be made by wire transfer in immediately available funds to the following account:

Wachovia Bank
ABA#: ___________
FBO: New Generation Biofuels Holdings, Inc.
Acct#: ______________

(3) Please issue a certificate or certificates representing said Option Shares and the Warrant in the name of the undersigned or in such other name as is specified below:

_______________________________

The Option Shares and the Warrant shall be delivered to the following:

_______________________________
_______________________________
_______________________________

(4) The undersigned hereby represents and warrants that each of the representations and warranties of the undersigned set forth in Section 4 of the Subscription Agreement entered into between the Company and the undersigned is true and correct as of the date hereof and is incorporated herein by reference as if set forth fully herein, and the undersigned further acknowledges and agrees that the provisions of Sections 5, 6 and 8 of the Subscription Agreement shall apply to the transactions contemplated hereunder.

C-1

IN WITNESS HEREOF, the undersigned hereby executes this Option Election Form as of the date specified below.

Name of Investing Entity:

By:
Name:
Title:

Date:

C-2